Trade and Other Payables	12 Months Ended
Jun. 30, 2023
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables	Trade and Other Payables

	2023 £’000	2022 £’000
Trade payables	£5,480	£8,214
Other taxation and social security	19,006	17,202
Other liabilities	6,040	4,532
Accruals	55,195	63,862
Deferred income	5,438	4,442
Total trade and other payables	£91,159	£98,252
Deferred income represents client contract liabilities at year end where cash was received from clients but Endava is yet to perform the work. £3.3 million of the deferred income recognised at 1 July 2022 was recognised as revenue during the year (2022: £3.7 million). Other than business-as-usual movements there were no significant changes in the deferred income balance during the year. From the £5.4 million deferred income in balance as of 30 June 2023, nil comes from acquired companies during the reporting period (nil as of 30 June 2022).